EXHIBIT 99

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                             February 17, 2004

--------------------------------------------------------------------------------
                Preliminary Structural and Collateral Term Sheet
--------------------------------------------------------------------------------

                $378,946,000 (Approximate) of Senior Certificates
                         GSR Mortgage Loan Trust 2004-4
                     GS Mortgage Securities Corp., Depositor
                Mortgage Pass-Through Certificates, Series 2004-4


----------------------------------------------------------------------------------------------
                                Preliminary Collateral Information
----------------------------------------------------------------------------------------------

--------------------------- ----------------- --------- ---------- --------------- -----------
                                 Scheduled
                                 Principal      Gross                WA Stated
                                  Balance        WAC      Net WAC  Remaining Term     WALA
--------------------------- ----------------- --------- ---------- --------------- -----------
Pool 1 (MTR 0-18 months)         $60,053,559     7.18%      6.91%       312            46
--------------------------- ----------------- --------- ---------- --------------- -----------
Pool 2 (MTR 19-42 months)       $210,959,586     6.89%      6.64%       319            41
--------------------------- ----------------- --------- ---------- --------------- -----------
Pool 3 (MTR 43-70 months)        $93,901,437     7.00%      6.73%       301            57
--------------------------- ----------------- --------- ---------- --------------- -----------
Pool 4 (MTR greater than         $23,750,154     8.23%      7.98%       318            42
70 months)
--------------------------- ----------------- --------- ---------- --------------- -----------
Total                           $388,664,736     7.05%      6.80%       314            46
--------------------------- ----------------- --------- ---------- --------------- -----------



-------------------------------------------------------- -------------
                                                            All Pools
-------------------------------------------------------- -------------
Total Scheduled Principal Balance:                       $388,664,736
-------------------------------------------------------- -------------
Number of Mortgage Loans:                                         871
-------------------------------------------------------- -------------
Average Current Principal Balance of the Mortgage            $446,000
Loans (000's):
-------------------------------------------------------- -------------
Weighted Average Gross Mortgage Interest Rate:                  7.05%
-------------------------------------------------------- -------------
Expected Administrative Fees (Including Servicing and           0.26%
Trustee Fees):
-------------------------------------------------------- -------------
Weighted Average Stated Term To Maturity (Months):                314
-------------------------------------------------------- -------------
Weighted Average Seasoning (Months):                               46
-------------------------------------------------------- -------------
Weighted Average CLTV:                                            68%
-------------------------------------------------------- -------------
Owner Occupied:                                                   91%
-------------------------------------------------------- -------------
Single Family:                                                    62%
-------------------------------------------------------- -------------
Current FICO:                                                     712
-------------------------------------------------------- -------------
CA Concentration:                                                 50%
-------------------------------------------------------- -------------



----------------------------------------------------------------------
                           Time Table
----------------------------------------------------------------------
Expected Settlement:                                 February 27, 2004
Cut-off Date:                                         February 1, 2004
First Distribution Date:                                March 25, 2004
Distribution Date:                                  25th of each month



--------------------------------------------------------------------------------
                          Features of the Transaction
--------------------------------------------------------------------------------

o Offering consists of four tracks of senior certificates totaling approximately $378,946,000 expected to be rated triple-A by two of the three of: S&P, Fitch or Moody's. The four tracks of seniors are expected to be approximately:

      $58,552,000 of  6.907%  coupons (Track 1)
      $205,685,000 of  6.635%  coupons (Track 2)
      $91,553,000 of  6.731%  coupons (Track 3)
      $23,156,000 of  7.980%  coupons (Track 4)

o The overall expected amount of credit support for the senior certificates is 2.50% +/- 0.50% for the hybrid adjustable rate Mortgage Loans.

o Collateral consists primarily of conventional hybrid adjustable rate 30 year mortgage loans secured by first liens on one-to-four family residential properties.

o The amount of senior certificates is approximate and may vary by up to 10%.

o Five-year subordinate certificate prepayment lock-out. If, within the first 36 months, the credit support to the senior certificates is twice the original credit support percentage, then the subordinate certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is twice the original credit support percentage, then the subordinate certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.



--------------------------------------------------------------------------------
                                    Key Terms
--------------------------------------------------------------------------------

Issuer: GSR Mortgage Loan Trust 2004-4

Underwriter: Goldman, Sachs & Co.

Originators: ABN AMRO Mortgage Group, Inc., Bank of America, N.A., Bank One, N.A., Keybank National Association, Wells Fargo Home Mortgage Inc.

Servicers: ABN AMRO Mortgage Group, Inc., Bank of America, N.A., Bank One, N.A., Countrywide Home Loans, Inc., Wells Fargo Home Mortgage, Inc.

Master Servicer: Chase Manhattan Mortgage Corporation

Securities Administrator: JPMorgan Chase Bank

Trustee: Wachovia Bank, National Association

Type of Issuance: Public

Servicer Advancing: Yes, subject to recoverability

Compensating Interest: Yes, to the extent of the servicing fee for such Distribution Date

Legal Investment: The senior certificates are expected to be SMMEA eligible at settlement

Interest Accrual: Prior calendar month for pass through bonds or 25th to 24th for floating rate bonds

Record Date: Last business day of the interest accrual period for such certificates

Clean Up Call: 5% of the Cut-off Date scheduled principal balance of the Mortgage Loans

ERISA Eligible: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

Tax Treatment: REMIC; senior certificates are regular interests

Expected Subordination: 2.50 +/- 0.50%

Expected Rating Agencies: 2 of the 3 of: S&P, Fitch or Moody's

Minimum Denomination: Senior certificates - $25,000

Delivery: Senior certificates - DTC



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

      This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 17, 2004

              Pool 1 (Next Adjustment Date is Between 0-18 months)



                       Preliminary Collateral Information
--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                         $60,053,559


Number of Mortgage Loans:                                              137

Average Scheduled Principal Balance of the Mortgage
Loans (000's) :                                                   $438,000

Gross Weighted Average Coupon:                                       7.18%

Net Weighted Average Coupon:                                         6.91%

Weighted Average Stated Remaining Term / Age (Months):              312/46

Weighted Average Current Loan-To-Value Ratio:                          70%

Owner Occupied:                                                       `92%

Single Family:                                                         60%

Current FICO:                                                          706

CA Concentration:                                                      37%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                Gross Coupon
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Gross Coupon               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
4.99% & Below                 3            $   915,155                 1.52%
5.00- 5.49%                   2            $ 1,312,312                 2.19
5.50- 5.99%                   9            $ 4,030,026                 6.71
6.00- 6.49%                  11            $ 3,569,129                 5.94
6.50- 6.99%                  13            $ 5,451,221                 9.08
7.00- 7.49%                  54            $23,087,507                38.44
7.50- 7.99%                  35            $15,952,818                26.56
8.00- 8.49%                   7            $ 2,468,532                 4.11
8.50- 8.99%                   2            $ 1,843,346                 3.07
9.00- 9.49%                   1            $ 1,423,515                 2.37
--------------------------------------------------------------------------------
TOTAL                       137            $60,053,559               100.00%
================================================================================



--------------------------------------------------------------------------------
                             Current Loan- to-Value
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Combined Original LTV      Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
40.00% & Below                6            $ 3,104,542                 5.17%
40.01 - 50.00%                8            $ 2,732,842                 4.55
50.01 - 60.00%               13            $ 5,754,092                 9.58
60.01 - 70.00%               17            $ 8,790,805                14.64
70.01 - 80.00%               80            $34,539,805                57.52
80.01 - 85.00%                2            $   928,637                 1.55
85.01 - 90.00%                7            $ 2,581,972                 4.30
95.01 - 100.00%               4            $ 1,620,864                 2.70
--------------------------------------------------------------------------------
TOTAL                       137            $60,053,559               100.00%
================================================================================



--------------------------------------------------------------------------------
                            Months-to-Initial- Roll
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Months to Rate Reset       Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
Previously Reset              3            $   915,155                 1.52%
1-12                         73            $28,700,312                47.79
13-18                        61            $30,438,092                50.68
--------------------------------------------------------------------------------
TOTAL                       137            $60,053,559               100.00%
================================================================================



--------------------------------------------------------------------------------
                     Aggregate Scheduled Principal Balance
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
Range of Scheduled       Mortgage      Principal Balance as         Scheduled
Principal Balance          Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
$50,000 & Below               2            $    62,765                 0.10%
$100,001 - $125,000           1            $   106,907                 0.18
$150,001 - $200,000           1            $   154,066                 0.26
$200,001 - $250,000           1            $   239,794                 0.40
$250,001 - $300,000          18            $ 5,181,495                 8.63
$300,001 - $350,000          35            $11,322,792                18.85
$350,001 - $400,000          22            $ 8,100,377                13.49
$400,001 - $450,000          13            $ 5,457,967                 9.09
$450,001 - $500,000          10            $ 4,725,859                 7.87
$500,001 - $550,000           3            $ 1,607,678                 2.68
$550,001 - $600,000           7            $ 4,072,116                 6.78
$600,001 - $650,000           6            $ 3,721,835                 6.20
$650,001 - $700,000           4            $ 2,741,470                 4.57
$700,001 - $750,000           5            $ 3,599,555                 5.99
$750,001 - $800,000           1            $   757,574                 1.26
$800,001 - $850,000           2            $ 1,644,716                 2.74
$850,001 - $900,000           1            $   893,070                 1.49
$900,001 - $950,000           1            $   945,412                 1.57
$950,001 - $1,000,000         1            $   959,925                 1.60
$1,000,001 & Above            3            $ 3,758,189                 6.26
--------------------------------------------------------------------------------
TOTAL                       137            $60,053,559               100.00%
================================================================================



--------------------------------------------------------------------------------
                                   Seasoning
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Seasoning (Months)         Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
19 - 24                      12            $ 5,097,306                 8.49%
25 - 30                       3            $   915,155                 1.52
31 - 36                       2            $   850,308                 1.42
37 - 42                       4            $ 3,165,853                 5.27
43+                         116            $50,024,938                83.30
--------------------------------------------------------------------------------
TOTAL                       137            $60,053,559               100.00%
================================================================================



--------------------------------------------------------------------------------
                                      FICO
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Credit Score               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
780 & Above                  21            $10,453,150                17.41%
760-779                      13            $ 4,807,719                 8.01
740-759                       9            $ 3,389,008                 5.64
720-739                      18            $ 6,906,823                11.50
700-719                      22            $ 9,506,851                15.83
680-699                      17            $ 7,075,540                11.78
660-679                      11            $ 5,315,260                 8.85
640-659                       4            $ 1,616,805                 2.69
620-639                       5            $ 2,359,378                 3.93
600-619                       2            $   858,769                 1.43
580-599                       6            $ 3,012,812                 5.02
560-579                       1            $   586,222                 0.98
540-559                       3            $ 2,321,138                 3.87
520-539                       1            $   621,152                 1.03
N/A                           4            $ 1,222,932                 2.04
--------------------------------------------------------------------------------
TOTAL                       137            $60,053,559               100.00%
================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 17, 2004

              Pool 2 (Next Adjustment Date is Between 19-42 months)



                       Preliminary Collateral Information
--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                         $210,959,586

Number of Mortgage Loans:                                               482

Average Scheduled Principal Balance of the Mortgage Loans
(000's):                                                           $438,000

Gross Weighted Average Coupon:                                        6.90%

Net Weighted Average Coupon:                                          6.64%

Weighted Average Stated Remaining Term / Age (Months):               319/41

Weighted Average Current Loan-To-Value Ratio:                           68%

Owner Occupied:                                                         90%

Single Family:                                                          58%

Current FICO:                                                           713

CA Concentration:                                                       50%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                Gross Coupon
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Gross Coupon               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
4.99% & Below                 3            $ 1,811,753                 0.86%
5.00- 5.49%                   8            $ 3,144,767                 1.49
5.50- 5.99%                  22            $10,321,787                 4.89
6.00- 6.49%                  53            $23,023,494                10.91
6.50- 6.99%                 209            $89,418,043                42.39
7.00- 7.49%                 108            $47,261,634                22.40
7.50- 7.99%                  51            $22,313,148                10.58
8.00- 8.49%                  22            $11,104,063                 5.26
8.50- 8.99%                   5            $ 2,034,661                 0.96
9.00- 9.49%                   1            $   526,235                 0.25
--------------------------------------------------------------------------------
TOTAL                       482           $210,959,586               100.00%
================================================================================



--------------------------------------------------------------------------------
                             Current Loan- to-Value
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Combined Original LTV      Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
40.00% & Below               22            $ 9,147,288                 4.34%
40.01 - 50.00%               30            $12,685,269                 6.01
50.01 - 60.00%               58            $29,400,987                13.94
60.01 - 70.00%               80            $38,100,584                18.06
70.01 - 80.00%              269           $113,540,028                53.82
80.01 - 85.00%                4            $ 1,278,850                 0.61
85.01 - 90.00%               12            $ 4,561,693                 2.16
90.01 - 95.00%                6            $ 1,913,435                 0.91
95.01 - 100.00%               1            $   331,453                 0.16
--------------------------------------------------------------------------------
TOTAL                       482           $210,959,586               100.00%
================================================================================



--------------------------------------------------------------------------------
                            Months-to-Initial- Roll
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Months to Rate Reset       Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
19-24                        40            $22,720,011                10.77%
25-36                       402           $172,070,022                81.57
37-42                        40            $16,169,553                 7.66
--------------------------------------------------------------------------------
TOTAL                       482           $210,959,586               100.00%
================================================================================



--------------------------------------------------------------------------------
                     Aggregate Scheduled Principal Balance
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
Range of Scheduled       Mortgage      Principal Balance as         Scheduled
Principal Balance          Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
$50,000 & Below               3            $    61,013                 0.03%
$50,001 - $75,000             2            $   101,545                 0.05
$75,001 - $100,000            1            $    78,490                 0.04
$100,001 - $125,000           2            $   222,747                 0.11
$125,001 - $150,000           2            $   269,070                 0.13
$150,001 - $200,000           1            $   179,309                 0.08
$200,001 - $250,000           3            $   690,257                 0.33
$250,001 - $300,000          33            $ 9,401,437                 4.46
$300,001 - $350,000         135            $43,802,747                20.76
$350,001 - $400,000          67            $25,127,018                11.91
$400,001 - $450,000          70            $29,716,483                14.09
$450,001 - $500,000          54            $25,538,429                12.11
$500,001 - $550,000          21            $11,041,487                 5.23
$550,001 - $600,000          25            $14,358,501                 6.81
$600,001 - $650,000          18            $11,187,705                 5.30
$650,001 - $700,000           6            $ 4,061,485                 1.93
$700,001 - $750,000          10            $ 7,290,094                 3.46
$750,001 - $800,000           2            $ 1,504,297                 0.71
$800,001 - $850,000           5            $ 4,162,837                 1.97
$850,001 - $900,000           4            $ 3,482,479                 1.65
$900,001 - $950,000           5            $ 4,718,136                 2.24
$950,001 - $1,000,000         6            $ 5,811,467                 2.75
$1,000,001 & Above            7            $ 8,152,554                 3.86
--------------------------------------------------------------------------------
TOTAL                       482           $210,959,586               100.00%
================================================================================



--------------------------------------------------------------------------------
                                   Seasoning
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Seasoning (Months)         Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
19 - 24                       1            $   568,183                 0.27%
25 - 30                     117            $48,083,017                22.79
31 - 36                     159            $69,177,215                32.79
37 - 42                      19            $ 9,095,106                 4.31
43+                         186            $84,036,065                39.84
--------------------------------------------------------------------------------
TOTAL                       482           $210,959,586               100.00%
================================================================================



--------------------------------------------------------------------------------
                                      FICO
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Credit Score               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
780 & Above                  51            $19,913,702                 9.44%
760-779                      64            $29,342,379                13.91
740-759                      53            $24,355,995                11.55
720-739                      70            $32,571,281                15.44
700-719                      69            $30,087,694                14.26
680-699                      45            $19,434,674                 9.21
660-679                      32            $14,682,877                 6.96
640-659                      37            $15,516,617                 7.36
620-639                      30            $12,098,978                 5.74
600-619                      14            $ 6,186,986                 2.93
580-599                       6            $ 2,549,466                 1.21
560-579                       5            $ 2,285,405                 1.08
540-559                       2            $   703,075                 0.33
499 & Below                   1            $   326,567                 0.15
N/A                           3            $   903,890                 0.43
--------------------------------------------------------------------------------
TOTAL                       482           $210,959,586               100.00%
================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 17, 2004

             Pool 3 (Next Adjustment Date is Between 43-70 months)



                       Preliminary Collateral Information
--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                          $93,901,437

Number of Mortgage Loans:                                               210

Average Scheduled Principal Balance of the Mortgage
Loans (000's) :                                                    $447,000

Gross Weighted Average Coupon:                                        7.00%

Net Weighted Average Coupon:                                          6.74%

Weighted Average Stated Remaining Term / Age (Months):               301/57

Weighted Average Current Loan-To-Value Ratio:                           66%

Owner Occupied:                                                         95%

Single Family:                                                          70%

Current FICO:                                                           713

CA Concentration:                                                       60%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                Gross Coupon
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Gross Coupon               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
4.99% & Below                 2            $   841,468                 0.90%
6.00- 6.49%                  11            $ 4,141,596                 4.41
6.50- 6.99%                  86            $40,228,940                42.84
7.00- 7.49%                  81            $35,699,919                38.02
7.50- 7.99%                  26            $11,781,193                12.55
8.00- 8.49%                   4            $ 1,208,321                 1.29
--------------------------------------------------------------------------------
TOTAL                       210            $93,901,437               100.00%
================================================================================



--------------------------------------------------------------------------------
                             Current Loan- to-Value
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Combined Original LTV      Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
40.00% & Below               15            $ 6,321,132                 6.37%
40.01 - 50.00%               20            $ 9,722,586                10.35
50.01 - 60.00%               25            $11,051,272                11.77
60.01 - 70.00%               40            $19,983,341                21.28
70.01 - 80.00%               88            $38,987,158                41.52
80.01 - 85.00%                4            $ 1,464,544                 1.56
85.01 - 90.00%               10            $ 3,591,555                 3.82
90.01 - 95.00%                7            $ 2,422,063                 2.58
95.01 - 100.00%               1            $   357,786                 0.38
--------------------------------------------------------------------------------
TOTAL                       210            $93,901,437               100.00%
================================================================================



--------------------------------------------------------------------------------
                            Months-to-Initial- Roll
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Months to Rate Reset       Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
43-56                        55            $23,346,473                24.86%
57-70                       155            $70,554,964                75.14
--------------------------------------------------------------------------------
TOTAL                       210            $93,901,437               100.00%
================================================================================




--------------------------------------------------------------------------------
                     Aggregate Scheduled Principal Balance
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
Range of Scheduled       Mortgage      Principal Balance as         Scheduled
Principal Balance          Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
$50,000 & Below               1            $    37,349                 0.04%
$125,001 - $150,000           1            $   129,058                 0.14
$150,001 - $200,000           3            $   559,744                 0.60
$200,001 - $250,000           4            $   900,162                 0.96
$250,001 - $300,000          21            $ 6,048,303                 6.44
$300,001 - $350,000          56            $18,135,192                19.31
$350,001 - $400,000          40            $14,794,501                15.76
$400,001 - $450,000          20            $ 8,384,871                 8.93
$450,001 - $500,000          18            $ 8,497,269                 9.05
$500,001 - $550,000          11            $ 5,718,754                 6.09
$550,001 - $600,000           3            $ 1,723,435                 1.84
$600,001 - $650,000           6            $ 3,717,262                 3.96
$650,001 - $700,000           6            $ 4,040,177                 4.30
$700,001 - $750,000           3            $ 2,112,685                 2.25
$750,001 - $800,000           3            $ 2,296,069                 2.45
$800,001 - $850,000           2            $ 1,653,508                 1.76
$850,001 - $900,000           1            $   891,557                 0.95
$900,001 - $950,000           3            $ 2,817,945                 3.00
$950,001 - $1,000,000         1            $   958,503                 1.02
$1,000,001 & Above            7            $10,485,091                11.17
--------------------------------------------------------------------------------
TOTAL                       210            $93,901,437               100.00%
================================================================================



--------------------------------------------------------------------------------
                                   Seasoning
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Seasoning (Months)         Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
19 - 24                       1            $   357,634                 0.38%
25 - 30                       9            $ 3,512,044                 3.74
31 - 36                       6            $ 2,436,823                 2.60
37 - 42                       3            $ 1,072,537                 1.14
43+                         191            $86,522,398                92.14
--------------------------------------------------------------------------------
TOTAL                       210            $93,901,437               100.00%
================================================================================



--------------------------------------------------------------------------------
                                      FICO
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Credit Score               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
780 & Above                  23            $ 9,172,767                 9.77%
760-779                      33            $16,648,334                17.73
740-759                      24            $12,423,253                13.23
720-739                      27            $10,221,216                10.89
700-719                      23            $11,729,506                12.49
680-699                      24            $10,024,048                10.68
660-679                      13            $ 5,418,014                 5.77
640-659                      19            $ 7,489,242                 7.98
620-639                       8            $ 4,602,376                 4.90
600-619                       2            $   778,757                 0.83
580-599                       3            $ 1,255,453                 1.34
560-579                       1            $   296,909                 0.32
540-559                       1            $   413,617                 0.44
520-539                       6            $ 2,279,541                 2.43
500-519                       1            $   309,487                 0.33
499 & Below                   1            $   314,838                 0.34
N/A                           1            $   524,080                 0.56
--------------------------------------------------------------------------------
TOTAL                       210            $93,901,437               100.00%
================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 17, 2004



              Pool 4 (Next Adjustment Date is 71 months or Later)

                       Preliminary Collateral Information
--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                             $23,750,154

Number of Mortgage Loans:                                                   42

Average Scheduled Principal Balance of the Mortgage Loans
(000's):                                                              $565,000

Gross Weighted Average Coupon:                                           8.23%

Net Weighted Average Coupon:                                             7.98%

Weighted Average Stated Remaining Term / Age (Months):                  318/42

Weighted Average Current Loan-To-Value Ratio:                              69%

Owner Occupied:                                                            75%

Single Family:                                                             64%

Current FICO:                                                              706

CA Concentration                                                           42%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                Gross Coupon
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Gross Coupon               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
6.50- 6.99%                   1            $   439,631                 1.85%
7.00- 7.49%                   3            $ 1,363,060                 5.74
7.50- 7.99%                  10            $ 4,721,382                19.88
8.00- 8.49%                  18            $ 9,233,101                38.88
8.50- 8.99%                   9            $ 6,531,376                27.50
9.00- 9.49%                   1            $ 1,461,605                 6.15
--------------------------------------------------------------------------------
TOTAL                        42            $23,750,154               100.00%
================================================================================



--------------------------------------------------------------------------------
                             Current Loan- to-Value
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Combined Original LTV      Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
40.00% & Below                1            $   534,213                 2.25%
40.01 - 50.00%                3            $   848,887                 3.57
50.01 - 60.00%                4            $ 1,954,380                 8.23
60.01 - 70.00%               11            $10,509,173                44.25
70.01 - 80.00%               21            $ 9,170,534                38.61
85.01 - 90.00%                1            $   410,169                 1.73
90.01 - 95.00%                1            $   322,800                 1.36
--------------------------------------------------------------------------------
TOTAL                        42            $23,750,154               100.00%
================================================================================



--------------------------------------------------------------------------------
                            Months-to-Initial- Roll
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Months to Rate Reset       Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
71-84                        40            $22,014,374                92.69%
85-96                         2            $ 1,735,780                 7.31
--------------------------------------------------------------------------------
TOTAL                        42            $23,750,154               100.00%
================================================================================



--------------------------------------------------------------------------------
                     Aggregate Scheduled Principal Balance
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
Range of Scheduled       Mortgage      Principal Balance as         Scheduled
Principal Balance          Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
$200,001 - $250,000           1            $   226,508                 0.95%
$250,001 - $300,000           3            $   887,152                 3.74
$300,001 - $350,000           8            $ 2,567,973                10.81
$350,001 - $400,000           6            $ 2,300,466                 9.69
$400,001 - $450,000           8            $ 3,383,470                14.25
$450,001 - $500,000           3            $ 1,444,790                 6.08
$500,001 - $550,000           2            $ 1,061,280                 4.47
$550,001 - $600,000           1            $   577,013                 2.43
$650,001 - $700,000           1            $   674,441                 2.84
$700,001 - $750,000           2            $ 1,422,981                 5.99
$800,001 - $850,000           1            $   826,285                 3.48
$900,001 - $950,000           1            $   938,544                 3.95
$1,000,001 & Above            5            $ 7,439,252                31.32
--------------------------------------------------------------------------------
TOTAL                        42            $23,750,154               100.00%
================================================================================




--------------------------------------------------------------------------------
                                   Seasoning
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Seasoning (Months)         Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
25 - 30                       1            $   439,631                 1.85%
31 - 36                       3            $ 2,041,420                 8.60
37 - 42                      14            $ 9,620,762                40.51
43+                          24            $11,648,342                49.05
--------------------------------------------------------------------------------
TOTAL                        42            $23,750,154               100.00%
================================================================================



--------------------------------------------------------------------------------
                                      FICO
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Credit Score               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
780 & Above                   6            $2,261,6691                 9.52%
760-779                       4            $ 2,081,575                 8.76
740-759                       1            $   373,373                 1.57
720-739                       3            $ 2,525,339                10.63
700-719                       6            $ 4,156,135                17.50
680-699                      10            $ 6,450,587                27.16
660-679                       6            $ 2,384,999                10.04
640-659                       4            $ 1,823,659                 7.68
620-639                       1            $   396,671                 1.67
600-619                       1            $ 1,296,150                 5.46
--------------------------------------------------------------------------------
TOTAL                        42            $23,750,154               100.00%
================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                                                               February 17, 2004



                                   All Pools

                       Preliminary Collateral Information
--------------------------------------------------------------------------------

Aggregate Scheduled Principal Balance:                         $388,664,736

Number of Mortgage Loans:                                               871

Average Scheduled Principal Balance of the Mortgage
Loans (000's) :                                                    $446,000

Gross Weighted Average Coupon:                                        7.05%

Net Weighted Average Coupon:                                          6.80%

Weighted Average Stated Remaining Term / Age (Months):               314/46

Weighted Average Current Loan-To-Value Ratio:                           68%

Owner Occupied:                                                         91%

Single Family:                                                          62%

Current FICO:                                                           712

CA Concentration:                                                       50%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                Gross Coupon
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Gross Coupon               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
4.99% & Below                 8           $  3,568,376                 0.92%
5.00- 5.49%                  10           $  4,457,080                 1.15
5.50- 5.99%                  31           $ 14,351,812                 3.69
6.00- 6.49%                  75           $ 30,734,218                 7.91
6.50- 6.99%                 309           $135,537,834                34.87
7.00- 7.49%                 246           $107,412,120                27.64
7.50- 7.99%                 122           $ 54,768,541                14.09
8.00- 8.49%                  51           $ 24,014,017                 6.18
8.50- 8.99%                  16           $ 10,409,382                 2.68
9.00- 9.49%                   3           $  3,411,356                 0.88
--------------------------------------------------------------------------------
TOTAL                       871           $388,664,736               100.00%
================================================================================



--------------------------------------------------------------------------------
                             Current Loan- to-Value
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Combined Original LTV      Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
40.00% & Below               44            $19,107,175                 4.92%
40.01 - 50.00%               61            $25,989,584                 6.69
50.01 - 60.00%              100            $48,160,730                12.39
60.01 - 70.00%              148            $77,383,903                19.91
70.01 - 80.00%              458           $196,237,524                50.49
80.01 - 85.00%               10            $ 3,672,030                 0.94
85.01 - 90.00%               30            $11,145,389                 2.87
90.01 - 95.00%               14            $ 4,658,298                 1.20
95.01 - 100.00%               6            $ 2,310,102                 0.59
--------------------------------------------------------------------------------
TOTAL                       871           $388,664,736               100.00%
================================================================================




--------------------------------------------------------------------------------
                            Months-to-Initial- Roll
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Months to Rate Reset       Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
Previously Reset              3               $915,155                 0.24%
1-12                         73            $28,700,312                 7.38
13-18                        61            $30,438,092                 7.83
19-24                        40            $22,720,011                 5.85
25-36                       402           $172,070,022                44.27
37-42                        40            $16,169,553                 4.16
43-56                        55            $23,346,473                 6.01
57-70                       155            $70,554,964                18.15
71-84                        40            $22,014,374                 5.66
85-96                         2            $ 1,735,780                 0.45
--------------------------------------------------------------------------------
TOTAL                       871           $388,664,736               100.00%
================================================================================



--------------------------------------------------------------------------------
                     Aggregate Scheduled Principal Balance
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
Range of Scheduled       Mortgage      Principal Balance as         Scheduled
Principal Balance          Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
$50,000 & Below               6            $   161,128                 0.04%
$50,001 - $75,000             2            $   101,546                 0.03
$75,001 - $100,000            1            $    78,490                 0.02
$100,001 - $125,000           3            $   329,653                 0.08
$125,001 - $150,000           3            $   398,128                 0.10
$150,001 - $200,000           5            $   893,119                 0.23
$200,001 - $250,000           9            $ 2,056,720                 0.53
$250,001 - $300,000          75            $21,518,387                 5.54
$300,001 - $350,000         234            $75,828,7034               19.51
$350,001 - $400,000         135            $50,322,362                12.95
$400,001 - $450,000         111            $46,942,790                12.08
$450,001 - $500,000          85            $40,206,346                10.34
$500,001 - $550,000          37            $19,429,199                 5.00
$550,001 - $600,000          36            $20,731,066                 5.33
$600,001 - $650,000          30            $18,626,802                 4.79
$650,001 - $700,000          17            $11,517,573                 2.96
$700,001 - $750,000          20            $14,425,315                 3.71
$750,001 - $800,000           6            $ 4,557,939                 1.17
$800,001 - $850,000          10            $ 8,287,346                 2.13
$850,001 - $900,000           6            $ 5,267,106                 1.36
$900,001 - $950,000          10            $ 9,420,038                 2.42
$950,001 - $1,000,000         8            $ 7,729,894                 1.99
$1,000,001 & Above           22            $29,835,086                 7.68
--------------------------------------------------------------------------------
TOTAL                       871           $388,664,736               100.00%
================================================================================



--------------------------------------------------------------------------------
                                   Seasoning
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Seasoning (Months)         Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
19 - 24                      14            $ 6,023,123                 1.55%
25 - 30                     130            $52,949,847                13.62
31 - 36                     170            $74,505,765                19.17
37 - 42                      40            $22,954,257                 5.91
43+                         517           $232,231,743                59.75
--------------------------------------------------------------------------------
TOTAL                       871           $388,664,736               100.00%
================================================================================



--------------------------------------------------------------------------------
                                      FICO
--------------------------------------------------------------------------------
                                                               Percentage of the
                         Number of     Aggregate Scheduled          Aggregate
                         Mortgage      Principal Balance as         Scheduled
Credit Score               Loans       of the Cut-Off Date     Principal Balance
--------------------------------------------------------------------------------
780 & Above                 101            $41,801,287                10.76%
760-779                     114            $52,880,008                13.61
740-759                      87            $40,541,629                10.43
720-739                     118            $52,224,659                13.44
700-719                     120            $55,480,186                14.27
680-699                      96            $42,984,848                11.06
660-679                      62            $27,801,149                 7.15
640-659                      64            $26,446,322                 6.80
620-639                      44            $19,457,402                 5.01
600-619                      19            $ 9,120,662                 2.35
580-599                      15            $ 6,817,732                 1.75
560-579                       7            $ 3,168,536                 0.82
540-559                       6            $ 3,437,829                 0.88
520-539                       7            $ 2,900,693                 0.75
500-519                       1            $   309,487                 0.08
499 & Below                   2            $   641,405                 0.17
N/A                           8            $ 2,650,903                 0.68
--------------------------------------------------------------------------------
TOTAL                       871           $388,664,736               100.00%
================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.